UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018

WellCare Health Plans, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8735 Henderson Road, Renaissance One

Tampa, Florida 33634

(Address of Principal Executive Offices, including Zip Code)

(813) 290-6200

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

On May 28, 2018, The WellCare Management Group, Inc. (the “Acquiror”), a wholly-owned subsidiary of WellCare Health Plans, Inc. (the “Company”), entered into a definitive Transaction Agreement (the “Transaction Agreement”) with Caidan Management Company, LLC (“Caidan Management”), MeridianRx, LLC (“MeridianRx”), Caidan Holding Company (“Holdings” and, together with Caidan Management and MeridianRx, the “Meridian Group”), and Caidan Enterprises, Inc. (the “Seller”). As previously disclosed in its Current Report on Form 8-K, filed on May 29, 2018, on the terms and subject to the conditions set forth in the Transaction Agreement, the Company will acquire the Meridian Group (including Meridian Health Plan of Illinois, Inc., Meridian Health Plan of Michigan, Inc. and MeridianRx) from Seller for an aggregate purchase price of approximately $2.5 billion in cash, subject to a possible purchase price reduction of up to $100 million and other customary purchase price adjustments (the “Transaction”).

Item 7.01 Regulation FD Disclosure.

On August 6, 2018, the Company issued a press release announcing the offering of the Notes described in the first paragraph of Item 8.01 below. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also on August 6, 2018, the Company issued a press release announcing the offering of its common stock described in the second paragraph of Item 8.01 below. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. Additional information relating to the offering is included in the Investor Presentation attached to this Current Report on Form 8-K as Exhibit 99.3.

The information under this Item 7.01 along with Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 8.01. Other Events.

On August 6, 2018, the Company announced the offering of $700.0 million aggregate principal amount of senior notes due 2026 (the “Notes”). The Notes have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.

Also on August 6, 2018, the Company announced the offering of 3,990,712 shares of its common stock pursuant to a registration statement and a related prospectus supplement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”).

Included in this Current Report on Form 8-K as Exhibit 99.4 are the audited consolidated financial statements of the Seller for the periods described in the first paragraph of Item 9.01(a) below, the notes related thereto and the related Report of Independent Registered Public Accounting Firm. Included in this Current Report on Form 8-K as Exhibit 99.5 are the unaudited condensed consolidated financial statements of the Seller for the periods described in the second paragraph of Item 9.01(a) below and the notes related thereto.

Also included in this Current Report on Form 8-K as Exhibit 99.6 is the pro forma financial information described in Item 9.01(b) below.

Cautionary Statement Regarding Forward-Looking Statements

These materials contain “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “will” and similar expressions are forward-looking statements. For example, statements regarding the Company’s financial outlook, and the timing, closing, manner of payment and financial impact of the pending transaction contain forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the ability to complete the transaction in a timely manner or at all (which may adversely affect the Company’s business and the price of the common stock of the Company), the failure to satisfy the conditions to the consummation of the transaction (including the receipt of certain governmental and regulatory approvals), any requirements that may be imposed by governmental or regulatory authorities as a condition to approving the transaction, adjustments to the purchase price, the ability to achieve expected synergies within the expected time frames or at all, the ability to achieve accretion to the Company’s earnings, revenues or other benefits expected, disruption to business relationships, operating results, and business generally of the Company and/or the Meridian Group and the ability to retain Meridian Group employees, the availability of debt and equity financing, the Company’s progress on top priorities such as improving healthcare quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, the Company’s ability to effectively estimate and manage growth, the Company’s ability to effectively execute and integrate acquisitions, potential reductions in Medicaid and Medicare revenue, the Company’s ability to estimate and manage medical benefits expense effectively, including through its vendors, its ability to negotiate actuarially sound rates, especially in new programs with limited experience, the appropriation and payment by state governments of Medicaid premiums receivable, the outcome of any protests and litigation related to Medicaid awards, the approval of Medicaid contracts by CMS, any changes to the programs or contracts, the Company’s ability to address operational challenges related to new business, and the Company’s ability to meet the requirements of readiness reviews. Given the risks and uncertainties inherent in forward-looking statements, any of the Company’s forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

Additional information concerning these and other important risks and uncertainties can be found in the Company’s filings with the SEC, included under the captions “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and in the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2018 and June 30, 2018, which contain discussions of the Company’s business and the various factors that may affect it. Subsequent events and developments may cause actual results to differ, perhaps materially, from the Company’s forward-looking statements. The Company’s forward-looking statements speak only as of the date on which the statements are made. The Company undertakes no duty, and expressly disclaims any obligation, to update these forward-looking statements to reflect any future events, developments or otherwise.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements.

The historical audited consolidated financial statements and related notes of the Seller as of and for the years ended December 31, 2017 and 2016 are filed herewith as Exhibit 99.4 and incorporated herein by reference.

The historical unaudited condensed consolidated financial statements and related notes of the Seller as of and for the three months ended March 31, 2018 and 2017 are filed herewith as Exhibit 99.5 and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial statements and related notes of the Company, giving effect to the Transaction, as of and for the three and twelve months ended March 31, 2018 and for the year ended December 31, 2017, are filed herewith as Exhibit 99.6 and incorporated herein by reference.

(d) Exhibits.

The following exhibits are filed or furnished, as applicable, as part of this current report:

Exhibit No.	Description of Exhibit

23.1	Consent of Plante Moran, PLLC, independent registered public accounting firm to Caidan Enterprises, Inc.

99.1	Press Release of Wellcare Health Plans, Inc., dated August 6, 2018, announcing offering of senior notes due 2026.*

99.2	Press Release of Wellcare Health Plans, Inc., dated August 6, 2018, announcing offering of common stock.*

99.3	Investor Presentation, dated August 6, 2018.*

99.4	The historical audited consolidated financial statements and related notes of the Seller as of and for the years ended December 31, 2017 and 2016.

99.5	The historical unaudited condensed consolidated financial statements and related notes of the Seller as of and for the three months ended March 31, 2018 and 2017.

99.6	Unaudited pro forma condensed combined financial statements and related notes of the Company, giving effect to the Transaction, as of and for the three and twelve months ended March 31, 2018 and for the year ended December 31, 2017.

*	Furnished and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.

Date: August 6, 2018	By:	/s/ Andrew L. Asher
Name: Andrew L. Asher
Title: Executive Vice President and Chief Financial Officer